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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to Annual Report of Starbucks Corporation ("Starbucks") on Form 10-K/A for the fiscal year ended October 3, 2004, as filed with the Securities and Exchange Commission on February 18, 2005 (the "Report"), I, Orin C. Smith, president and chief executive officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.



February 18, 2005                          /s/ Orin C. Smith
                                           -------------------------------------
                                           Orin C. Smith
                                           president and chief executive officer


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